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                                                                    EXHIBIT 99.1

                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Mesa Air Group, Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended September 30, 2002 as filed with the Securities and Exchange Commission (the "10-K Report") that:

     (1) the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 20, 2002

/S/ JONATHAN G. ORNSTEIN
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Jonathan G. Ornstein
Chief Executive Officer